Financial Risk Management	12 Months Ended
Mar. 31, 2022
Disclosure of financial risk management [Abstract]
Disclosure of financial risk management [text block]
34.	Financial Risk Management

The Group has exposure to the following risks from its use of financial instruments:
•	Credit risk
•	Liquidity risk
•	Market risk

The Board of Directors has overall responsibility for the establishment and oversight of the Group’s risk management framework. The Board of Directors has established a risk management policy to identify and analyze the risks faced by the Group, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management systems are reviewed periodically to reflect changes in market conditions and the Group’s activities. The Group Audit Committee oversees how management monitors compliance with the Group’s risk management policies and procedures and reviews the risk management framework. The Group Audit Committee is assisted in its oversight role by Internal Audit. Internal Audit undertakes reviews of risk management controls and procedures, the results of which are reported to the Audit Committee.

Credit risk
: Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Group’s trade receivables, treasury operations and other activities that are in the nature of leases.

Trade and other receivables
The Group’s exposure to credit risk is influenced mainly by the individual characteristics of each customer. Management considers that the demographics of the Group’s customer base, including the default risk of the industry and country in which customers operate, has less of an influence on credit risk.. Credit risk is managed through credit approvals, establishing credit limits and continuously monitoring the credit worthiness of the customers to which the Company grants credit terms in the normal course of the business. The expected credit loss over life time of the asset is after consideration of current economic conditions prevailing on the date of approval of financial statements taking into account impact of global health pandemic COVID 19. The actual impact could be different.

Cash and cash equivalents and other investments
In the area of treasury operations, the Group is presently exposed to counter-party risks relating to short term and medium term deposits placed with public-sector banks, and also to investments made in mutual funds.

The Chief Financial Officer is responsible for monitoring the counterparty credit risk and has been vested with the authority to seek Board’s approval to hedge such risks in case of need.

Exposure to credit risk

The gross carrying amount of financial assets, net of any impairment losses recognized represents the maximum credit exposure. The maximum exposure to credit risk as of March 31, 2022 and 2021 was as follows:

	March 31, 2022	March 31, 2021
Cash and cash equivalents	4,574,013	5,502,055
Other assets	334,540	375,802
Trade receivables	10,784,668	8,520,118
Other receivables	29,869	79,830
Other investments	476,050	212,238
	16,208,556	14,690,043

Impairment for financial assets

Allowances for impairment for trade receivables have been provided based on Expected Credit Loss Method adopting a simplified approach provided in IFRS 9. The aging analysis of trade receivables has been considered from the date of invoice. The ageing of trade receivables, net of allowances, is given below:

Period (in days)	March 31, 202 2	March 31, 2021
Less than 365 days	9,492,137	7,849,050
More than 365 days	1,292,531	671,068
	10,784,668	8,520,118

See note 13 for the activity in the allowance for impairment of trade account receivables.

Liquidity risks
: Liquidity risk is the risk that the Group will encounter difficulty in meeting the obligations associated with its financial liabilities that are settled by delivering cash or another financial asset. The Group’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under normal and stressed conditions, without incurring unacceptable losses or risking damage to the Group’s reputation. Typically the Group ensures that it has sufficient cash on demand to meet expected operational expenses, servicing of financial obligations. In addition, the Group has concluded arrangements with well reputed Banks, and has unused lines of credit that could be drawn upon should there be a need. The Company is also in the process of negotiating additional facilities with Banks for funding its requirements.

The following are the contractual maturities of financial liabilities, including estimated interest payments and excluding the impact of netting agreements:

As of March 31, 20
22

	Carrying amount	Contractual cash flows	0-12 months	1-3 years	3-5 years	>5 years
Non-derivative financial liabilities
Bank overdrafts	371,995	371,995	371,995	-	-	-
Lease liabilities	2,207,403	4,281,949	507,037	733,287	430,022	2,611,603
Other liabilities	60,742	60,742	60,742	-	-	-
Borrowing from banks	10,400,424	11,485,975	6,706,849	2,832,392	1,499,683	447,051
Borrowings from others	4,479,774	3,853,303	1,106,150	1,042,525	719,827	984,800
Trade and other payables	10,510,409	10,510,409	10,510,409	-	-	-
	28,030,747	30,564,373	19,263,182	4,608,204	2,649,532	4,043,454

As of March 31, 20
21

	Carrying amount	Contractual cash flows	0-12 months	1-3 years	3-5 years	>5 years
Non-derivative financial liabilities
Bank overdrafts	123,666	123,666	123,666	-	-	-
Lease liabilities	2,202,649	4,112,926	539,700	846,466	564,160	2,162,600
Other liabilities	216,284	216,284	216,284	-	-	-
Borrowing from banks	7,174,373	7,790,696	5,139,600	1,947,856	703,311	-
Borrowings from others	2,234,856	2,392,608	1,032,130	726,739	133,783	500,000
Trade and other payables	8,185,844	8,185,844	8,185,844	-	-	-
	20,137,672	22,822,024	15,237,224	3,521,061	1,401,254	2,662,600

Market risk:
Market risk is the risk of loss of future earnings or fair values or future cash flows that may result from a change in the price of a financial instrument. The value of a financial instrument may change as a result of changes in the interest rates, foreign exchange rates and other market changes that affect market risk sensitive instruments. Market risk is attributable to all market risk sensitive financial instruments including foreign currency receivables and payables. The Group is exposed to market risk primarily related to foreign exchange rate risk (currency risk), interest rate risk and the market value of its investments. Thus the Group’s exposure to market risk is a function of investing and borrowing activities and revenue generating and operating activities in foreign currencies.

Currency risk
: The Group’s exposure in US $, Euro and other foreign currency denominated transactions gives rise to Exchange Rate fluctuation risk. Group’s policy in this regard incorporates:

•	Forecasting inflows and outflows denominated in US$ for a twelve-month period
•	Estimating the net-exposure in foreign currency, in terms of timing and amount
•	Determining the extent to which exposure should be protected through one or more risk-mitigating instruments to maintain the permissible limits of uncovered exposures.
•
Carrying out a variance analysis between estimate and actual on an ongoing basis and taking stop-loss action when the adverse movements breach the 5% barrier of deviation, subject to review by Audit Committee.

The Group’s exposure to foreign currency risk as of March 31, 2022 was as follows:

All amounts in respective currencies as mentioned (in thousands)

	US $	AUD	CHF	EUR	GBP	DHS	HK $	SG $
Cash and cash equivalents	3,435	-	-	16	51	-	-	-
Trade receivables	29,093	-	-	222	85	-	-	-
Trade payables	(16,369)	-	-	(196)	(16)	(27)	(4)	-
Foreign currency loan	(9,389)	-	-	-	-	-	-	-
Net balance sheet exposure	6770	-	-	42	120	(27)	(4)	-

The Group’s exposure to foreign currency risk as of March 31, 2021 was as follows:

	US $	AUD	CHF	EUR	GBP	DHS	HK $	SG $
Cash and cash equivalents	3,066	-	-	-	109	-	-	-
Trade receivables	28,648	-	-	62	28	-	-	-
Trade payables	(25,065)	(14)	-	(48)	-	(30)	(59)	-
Foreign currency loan	(8,225)	-	-	-	-	-	-	-
Net balance sheet exposure	(1,576)	(14)	-	14	137	(30)	(59)	-

All amounts in respective currencies as mentioned (in thousands)

Sensitivity analysis

A 10% strengthening of the rupee against the respective currencies as of March 31,
2022
and 2021 would have increased / (decreased) other comprehensive income and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular interest rates, remain constant.
The analysis is performed on
the same basis for 20
21
.

	Other comprehensive income	Profit or ( loss)
March 31, 2022	-	(52,815)
March 31, 2021	-	10,122

A 10% weakening of the rupee against the above currencies as of March 31, 2022 and 2021 would have had the equal but opposite effect on the above currencies to the amounts shown above, on the basis that all other variables remain constant.

Interest Rate Risk:
Interest rate risk is the risk that an upward movement in interest rates would adversely affect the borrowing costs of the group.

Profile
At the reporting date the interest rate profile of the Group’s interest –bearing financial instruments were as follows:

	Carrying amount
	March 31, 202 2	March 31, 2021
Fixed rate instruments
Financial assets
- Fixed deposits with banks	1,905,131	3,049,337
- Investment in debt securities	211,537	210,510

Financial liabilities
- Borrowings from banks	173,184	245,874
- Borrowings from others	4,781,393	2,522,919

Variable rate instruments
Financial liabilities
- Borrowings from banks	10,227,240	6,928,399
- Bank overdrafts	371,995	123,566

Fair value sensitivity for fixed rate instruments

The Group does not account for any fixed rate financial assets and liabilities at fair value through profit or loss, and the Group does not designate derivatives (interest rate swaps) as hedging instruments under a fair value hedge accounting model. Therefore a change in interest rates at the reporting date would not affect profit or loss.

Cash flow sensitivity for variable rate instruments
An increase of 100 basis points in interest rates at the reporting date would have increased / (decreased) equity and profit or loss by the amounts shown below. This analysis assumes that all other variables, in particular foreign currency rates, remain constant. The analysis has been performed on the same basis as 20
20
.

	Equity	Profit or (loss)
March 31, 2022	-	(69,438)
March 31, 2021	-	(43,823)

A decrease of 100 basis points in the interest rates at the reporting date would have had equal but opposite effect on the amounts shown above, on the basis that all other variables remain constant.

35.	Issue of shares on a private placement basis to the existing promoter group

On August 4, 2010, the Board of Directors of the Group proposed the issuance, in a private placement, of upto an aggregate of 12,50,00,000 of the company’s equity shares, par value ₹10 per share (“Equity shares”), for an aggregate purchase price of ₹ 40,000, to a group of investors affiliated with the Group’s promoter, including entities affiliated with Mr Raju Vegesna, the Group’s Chairman and Managing Director and Mr Ananda Raju Vegesna, Executive Director and brother of Mr Raju Vegesna (the “Offering”). The company’s shareholders approved the terms of the Offering at the Company’s Annual General Meeting held on September 27, 2010.

On October 22 2010, the company entered into a Subscription Agreement with Mr Ananda Raju Vegesna, acting as representative of the acquirers in connection with the offering. Accordingly, the company issued 12,50,00,000 equity shares to Raju Vegesna Infotech and Industries Private Limited, a company affiliated with the promoter group on October 30, 2010. The above shares were subsequently transferred by Raju Vegesna Infotech & Industries Private Limited to Ramanand Core Investment Company Private Limited.

On August 14, 2011, the Company received a letter from RVIIPL expressing its intention to transfer the above partly paid shares to its wholly owned subsidiary M/s Ramanand Core Investment Company Private limited (“RCICPL”). The Company, on August 26, 2011, registered such transfer of partly paid shares in the name of RCICPL.

On September 7, 2011, the parties entered into an amendment to the Subscription Agreement (the “Amendment”) extending the validity of the agreement period to September 26, 2013. This Amendment provides the Board of Directors of the Company with additional time to call upon the purchasers to pay the balance money, in accordance with the terms of the Subscription Agreement.

During the year ended March 31, 2019, the Company has called–up and received a sum of ₹ 10 per share and hence the shares have become fully paid up.

As of March 31, 2022, entities affiliated with our CEO, Chairman and Managing Director, Raju Vegesna, beneficially owned approximately
84.30%
of our outstanding equity shares.